                              THIRD AMENDMENT TO
                              ------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This Third Amendment to Loan and Security Agreement (the "Third Amendment") is made as of the 16th day of May, 2001 by and among

     Back Bay Capital Funding, LLC (the "Lender"), a Delaware limited liability company with offices at 40 Broad Street, Boston, Massachusetts, and

     Harry's Farmers Market, Inc. (the " Borrower"), a Georgia corporation with its principal executive offices at 1180 Upper Hembree Road, Roswell, Georgia 30076 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH
                                   ----------

     WHEREAS, the Lender and the Borrower has entered into a Loan and Security Agreement dated as of December 2, 1999 (as amended and in effect, the "Loan Agreement"); and

     WHEREAS, the Borrower has defaulted in the performance of certain of its obligations under the Loan Agreement and has requested that the Lender waive such default and modify and amend certain provisions of the Loan Agreement and the Lender is willing to do so on the terms set forth herein.

     NOW THEREFORE, it is hereby agreed as follows:

1.  Definitions: All capitalized terms used herein and not otherwise defined
    -----------
shall have the same meaning herein as in the Loan Agreement.

2.  Amendments to Article 4.  The provisions of Article 4 of the Loan Agreement
    -----------------------
are hereby amended as follows:

    a. The following new section is hereby added to the Loan Agreement immediately after Section 4-3:

        4-3A   Amendment Fees.  In addition to any other fee or expense paid
               --------------
        by the Borrower on account of the Revolving Credit and Term Loan, the Lender has earned, and the Borrower shall pay the Lender, Amendment Fees (so referred to herein) as follows:

               (a) the sum of $125,000.00 shall be fully earned on the date of the Third Amendment to Loan and Security Agreement, and shall be payable in full on the Termination Date or, if earlier the date that all Liabilities have been paid in full and the obligations of the Lender to make loans and advances under the Loan Agreement terminated. Such amount shall be capitalized

               (added) to the Term Loan principal balance, shall bear interest in accordance with Section 3-3 of the Loan Agreement, and such interest shall be paid in accordance with Section 3-3 of the Loan Agreement; and

               (b) the sum of $50,000.00 payable on October 1, 2001 unless all Liabilities have then irrevocably been paid in full and the obligations of the Lender to make loans and advances under the Loan Agreement terminated; and

               (c) the sum of (i) $50,000.00, plus (ii) an additional $25,000.00 for each month subsequent to October, 2001, payable on the first day of each month thereafter, commencing November 1, 2001 until all Liabilities have then irrevocably been paid in full and the obligations of the Lender to make loans and advances under the Loan Agreement terminated.

    b. The provisions of Section 4-5 of the Loan Agreement are hereby amended by adding the words "Amendment Fees" after the words "Early Termination Fee" in the second line thereof.

3.  Amendment to Exhibits.  The provisions of Exhibit 7-12 to the Loan Agreement
    ---------------------
are hereby amended as follows:

    a. by deleting the EBITDA requirements set forth in clause (c) in their entirety and the following substituted in their stead:

        c. The Borrower shall not permit EBITDA, calculated on a cumulative basis commencing on February 1, 2001, to be less than the following amounts for the following periods:


Fiscal Quarter Ending                                       Minimum Cumulative EBITDA
--------------------------------------------------------------------------------------------
April, 2001                                                 $1,000,000
--------------------------------------------------------------------------------------------
July, 2001                                                  $2,000,000
--------------------------------------------------------------------------------------------
October, 2001                                               $2,900,000
--------------------------------------------------------------------------------------------
January, 2002                                               $4,300,000
--------------------------------------------------------------------------------------------

    b.  by adding the following proviso at the end of clause (e):

               , provided, however, the Borrower may reduce the $4,500,000.00 amount on a dollar for dollar basis by any amounts received by the Borrower as a result of the sale of any non-perishable Inventory in connection with the winding down of the Borrower's locations described on Annex A to that certain Third Amendment to Loan and Security Agreement dated May 16, 2001 by and between the Borrower and the Lender.

    4.  Sale of Certain Locations.  The Borrower has notified the Lender that
        -------------------------
the Borrower may investigate the closing or relocation of one (1) or more of the six (6) locations set forth on Annex A attached hereto and incorporated herein by reference and liquidate the Equipment, Inventory, furniture, Fixtures and machinery associated with each such location (collectively, the "Proposed Closings"). The Borrower acknowledges and agrees that the consummation of the Proposed Closings without the Lender's consent, would among other things, result in the Borrower's breach of certain provisions of Loan Agreement, including, without limitation, certain provisions of Section 6-6 and 6-14 of the Loan Agreement. The Borrower has requested that the Lender consent to and waive the provisions of 6-6 and 6-14 of the Loan Agreement solely as they relate to the Proposed Closings. The Lender hereby consents to the Proposed Closings, and solely with respect to such Proposed Closings, waives the following sections of the Loan Agreement: 6-6(a)(ii), 6-6(b), 6-6(c)(i), and 6-14(d), provided, however:

    a. the Borrower shall have delivered to the Lender at least thirty (30) days prior to the consummation of any Proposed Closing, an estimate of all costs and expenses which the Borrower will incur in connection with each such Proposed Closing (which estimate shall be in form and substance acceptable to the Lender), including, without limitation, any and all payments required to be made to any landlord under any leases;

    b. after giving effect to the Proposed Closing singly or in the aggregate, the costs incurred by the Borrower singly, or in the aggregate for such Proposed Closings, shall not exceed the proceeds received from such sales singly or in the aggregate (i.e. the effect of such Proposed Closings on the Borrower's balance sheet shall at all times be either cash neutral or cash positive);

    c. the Net Proceeds, if any, received by the Borrower in connection with each Proposed Closing shall be immediately delivered to the Lender and applied in reduction of the Liabilities as provided for in the Loan Agreement; and

    d. at the time of any such Proposed Closing no Suspension Event or Event of Default shall have occurred and be continuing, and after giving effect to any Proposed Closing no Suspension Event or Event of Default shall occur.

    Upon the consummation of each Proposed Closing, Exhibit 6-6 to the Loan Agreement shall be deemed amended to delete the reference to the subject location.

    Except for the limited waiver and consent provided for herein, which relate only to the matters specifically referenced herein, and shall not be deemed to constitute continuing waivers, all terms and conditions of the Loan Agreement remain in full force and effect.

    5.  Limited Waiver.  The Lender hereby waives any Event of Default
        --------------
occasioned by the Borrower's failure to have complied with the minimum EBITDA covenant set forth on Exhibit 7-12 (as in effect prior to the date of this Third Amendment) at January 31, 2001 and at April 30, 2001. This waiver is a one-time waiver and is not a continuing waiver. The Borrower shall remain obligated to comply with the provisions of such covenant, as amended hereby.

    6.  Conditions to Effectiveness.  This Third Amendment shall not be
        ---------------------------
effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

    a. This Third Amendment shall have been duly executed and delivered by the Borrower and the Lender. The Lender shall have received a fully executed copy hereof.

    b. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Third Amendment shall have been duly and effectively taken. The Lender shall have received from the Borrower true copies of its certificate of the resolutions authorizing the transactions described herein, each certified by its secretary or other appropriate officer to be true and complete.

    c. No Default or Event of Default shall have occurred and be continuing, after giving effect to this Third Amendment.

    d. The Borrower shall have provided such additional instruments and documents to the Lender as the Lender and its counsel may have reasonably requested.

    7.  Miscellaneous.
        -------------

    a. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all of the representations, warranties and covenants therein contained. The Borrower acknowledges and agrees that it does not have any offsets, defenses, or counterclaims against the Lender with respect to the Loan Agreement and other Loan Documents, or otherwise, and to the extent that any such offsets, defenses or counterclaims may exist, the Borrower hereby WAIVES and RELEASES same. The Borrower shall execute and deliver
               ------     --------
        to the Lender such releases as the Lender may request to confirm the foregoing.

    b. The Borrower shall pay all costs and expenses incurred by the Lender in connection with this Third Amendment, including, without limitation, all reasonable attorneys' fees.

    c. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.

    d. This Third Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and their seals to be hereto affixed as the date first above written.


                                    HARRY'S FARMERS MARKET,  INC.
                                                          ("Borrower")

                                    By /s/ Harry A. Blazer
                                       --------------------------------------
                                    Print Name: Harry A. Blazer
                                               ------------------------------
                                    Title: President and CEO
                                          -----------------------------------

                                    BACK BAY CAPITAL FUNDING LLC
                                                          ("Lender")

                                    By  /s/
                                       --------------------------------------
                                    Print Name:
                                               ------------------------------
                                    Title:
                                          -----------------------------------

                                    Annex A
                             Locations to be closed

1. Buckhead
   1875 Peachtree Street
   Atlanta, Georgia 30309

2. Ackers Mills Square
   2939 Cobb Parkway
   Atlanta, Georgia 30339

3. Dunwoody
   1418 Dunwoody Village, Suite B
   Dunwoody, Georgia 30306

4. Ponce de Leon
   1051 Ponce de Leon Drive
   Atlanta, Georgia 30306

5. Roswell
   3804 Roswell Road NE
   Atlanta, Georgia 30342

6. Peachtree City
   258 City Circle
   Atlanta, Georgia 30269